UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 07, 2007



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)


                Delaware                   1-13817          11-2908692
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    (State or other jurisdiction of       Commission     (I.R.S. Employer
     incorporation or organization)       File Number    Identification No.)



      11615 North Houston Rosslyn
            Houston, Texas                                       77086
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(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (281) 931-8884



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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On February 05, 2007, Boots & Coots International Well Control, Inc. (the "Company") named Don B. Cobb as Executive Vice President, effective immediately. Mr. Cobb joined the Company as President of Hydraulic Well Control ("HWC") in connection with the Company's acquisition of HWC from Oil States International, Inc., on March 3, 2006. In his current position, Mr. Cobb will oversee business development and geographic management of the Company's international operations.

         Mr. Cobb has served as President of HWC since 1998. During that period, HWC has expanded from a domestic based service provider into an international company with continuing international operations in Congo, Algeria, United Arab Emirates, Venezuela and Egypt. While employed by Oil States, Mr. Cobb was also involved in the senior management of Oil States's U.S. land drilling businesses, Capstar Drilling, L.P. and Elenburg Exploration. Prior to his employment with HWC, Mr. Cobb was employed for 22 years by Baker Hughes, Inc., where he served in various management and technical positions of increasing authority in the U.S. and internationally, including Area Manager of Indonesia, Regional Manager Western U.S. and Alaska, Regional Manager of Latin America and Manager of Multi-Lateral Operations.

         Mr. Cobb receives an annual salary of $200,000 and participates in the Company's benefits plans generally available to employees, including its healthcare and dental plans and its 401(k) plan. On March 3, 2006, Mr. Cobb was awarded an option to purchase 300,000 shares of common stock under the Company's 2004 Long Term Incentive Plan at an exercise price of $1.43 per share, which was the closing price of the Company's common stock on March 2, 2006. The option vested as to 1/3rd of the underlying shares on the date of grant, and will vest as to an additional 1/3rd on the two succeeding anniversaries of the date of grant, provided that Mr. Cobb is employed by the Company or any of its subsidiaries on such date. Vesting may be accelerated in the event of a change of control of the Company or at the discretion of the compensation committee of the board of directors of the Company, as provided under the 2004 Long Term Incentive Plan.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BOOTS & COOTS INTERNATIONAL WELL
                            CONTROL, INC.



Date: February 07, 2007     By: /s/ Gabriel Aldape
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                                    Gabriel Aldape
                                    Chief Financial Officer